UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 17, 2002

                     AMERICAN SPORTS DEVELOPMENT GROUP, INC.
                     ---------------------------------------
             (Exact name of registrant as specified in its charter)

                        Commission File Number 0 - 26943



         Delaware                                    95-4695878
         --------                                    ----------
(State or other jurisdiction of                     (IRS Employer
incorporation)                                    Identification No.)

155 Verdin Road, Greenville, SC                        29607
-------------------------------                        -----
(Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code: 864-458-7221


                           American Inflatables, Inc.
                           --------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

American Inflatables, Inc. originally filed its Current Report on Form 8-K on June 3, 2002 to disclose the acquisition of American Sports Development Group
(ASDG), a South Carolina corporation formerly known as National Paintball Supply Company, Inc. and now known as Paintball Incorporated. This Amendment No. 1 is being filed to disclose the financial statements of ASDG, the business acquired, and the unaudited pro forma condensed combined financial statements of the Company that give effect to the acquisition. The financial statements of ASDG and the pro formas are attached to this Amendment No. 1 as Exhibit 99.1 and 99.2, respectively.

As disclosed in the original filing of this current report, the Company issued 49,147,453 shares of its common stock to the three shareholders of ASDG in exchange for all of the issued and outstanding shares of ASDG, and in the event that the number of shares issued to the former ASDG shareholders turned out to be less than 83% of the voting power and distributional rights of all security holders of the Company on a fully diluted basis after such issuance, the Company is obligated to issue additional shares to ensure that the ASDG shareholders receive such percentage. After closing, it was discovered that a note convertible into 200,000 shares of the Company's common stock and the issuance of 100,000 shares of common stock to Jeff Jacobson, the Company's pre-closing Vice President and Chief Operating Officer, had not been disclosed to ASDG and had not been used in calculating the number of shares to be issued to the ASDG shareholders. Consequently, an additional 1,464,706 shares of Common Stock were issued to the ASDG shareholders for a total of 50,612,159 shares.

ITEM 5.  OTHER EVENTS

In June 2002, after the share exchange described in Item 2 was consummated, the Company was restructured as follows:

     (1) Paintball Incorporated, a South Carolina corporation and a wholly-owned subsidiary of ASDG, was merged into ASDG with ASDG as the surviving company but with its name changed from "American Sports Development Group, Inc." to "Paintball Incorporated";
     (2) the Company changed its name from "American Inflatables, Inc." to "American Sports Development Group, Inc." by means of a merger with a wholly owned shell subsidiary formed for the purpose of effecting the name change; and
     (3)  the  Company  formed  a  new  Delaware   subsidiary   named  "American
          Inflatables, Inc." and transferred the assets and liabilities of the Company's inflatable advertising business down to the new subsidiary.

The result was that the Company survived as the parent company with the name "American Sports Development Group, Inc." and with two wholly-owned operating subsidiaries: (1) Paintball Incorporated, a South Carolina corporation conducting the paintball gaming business that ASDG conducted prior to the share exchange and (2) the new American Inflatables, Inc., a Delaware corporation conducting the inflatable advertising business conducted by the Company prior to the share exchange.

The Company's stock symbol was also changed from "BLMP" to "ASDP" (sic).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired:

          The following documents are filed as part of this report:

          Financial   statements  of  businesses   acquired  -  American  Sports
          Development Group, Inc., formerly known as National Paintball Supply Company, Inc. and now known as Paintball Incorporated (ASDG).

               Consolidated Balance Sheets of ASDG at December 31, 2001 and December 31, 2000 (Audited) and at March 31, 2002 (Unaudited);

               Consolidated Statements of Income and Cash Flows of ASDG for the Years Ended December 31, 2001, 2000 and 1999 (Audited) and for the Three Months Ended March 31, 2002 and March 31, 2001 (Unaudited).


     (b)  Pro forma financial information

          The following documents are filed as part of this report:

          Pro forma Combined Balance Sheet of American Inflatables, Inc. and ASDG at March 31, 2002 and Pro forma Combined Statements of Income of American Inflatables Inc. and ASDG for the Year Ended December 31, 2001 and Three Months Ended March 31, 2002

     (c)  Exhibits:

          99.1 Financial statements of businesses acquired - American Sports Development Group, Inc., formerly known as National Paintball Supply Company, Inc. and now known as Paintball Incorporated
               (ASDG).

               Consolidated Balance Sheets of ASDG at December 31, 2001 and December 31, 2000 (Audited) and at March 31, 2002 (Unaudited);

               Consolidated Statements of Income and Cash Flows of ASDG for the Years Ended December 31, 2001, 2000 and 1999 (Audited) and for the Three Months Ended March 31, 2002 and March 31, 2001 (Unaudited).

          99.2 Pro forma Combined Balance Sheet of American Inflatables, Inc. and ASDG at March 31, 2002 and Pro forma Combined Statements of Income of American Inflatables, Inc. and ASDG for the Year Ended December 31, 2001 and three Months Ended March 31, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



Date: July 31, 2002


                                  American Sports Development Group, Inc.
                                  ---------------------------------------
                                               (Registrant)


                                   /s/ William R. Fairbanks
                                   --------------------------------------
                                   William R. Fairbanks
                                   President and Chief Executive Officer

Exhibits:

99.1 Financial statements of businesses acquired - American Sports Development Group, Inc., formerly known as National Paintball Supply Company, Inc. and now known as Paintball Incorporated (ASDG).

     Consolidated Balance Sheets of ASDG at December 31, 2001 and December 31, 2000 (Audited) and at March 31, 2002 (Unaudited);

     Consolidated Statements of Income and Cash Flows of ASDG for the Years Ended December 31, 2001, 2000 and 1999 (Audited) and for the Three Months Ended March 31, 2002 and March 31, 2001 (Unaudited).


99.2 Pro forma Combined Balance Sheet of American Inflatables, Inc. and ASDG at March 31, 2002 and Pro forma Combined Statements of Income of American Inflatables, Inc. and ASDG for the Year Ended December 31, 2001 and three Months Ended March 31, 2002.